                                                April 14, 1997

Movie Star, Inc.
136 Madison Avenue
New York, NY 10016

                Re:     Financing Agreement
                        Dated: as of April 24, 1996

It is mutually agreed that the above mentioned agreement between us shall be amended as hereinafter provided.

The date specified in the first sentence of paragraph 9.1 is hereby amended to read June 30, 1998.

Notwithstanding the provisions of Paragraph 3.2 it is agreed that the facility fee for the period from May 1, 1997 to June 30, 1998 shall be equal to 1.1667 of the Maximum Amount, payable in three equal installments commencing May 1, 1997 and thereafter every four months until paid.

The foregoing amendment shall be effective as of May 1, 1997.

In all other respects the terms and conditions of the aforesaid agreement, as the same may heretofore been amended, shall remain unchanged.

                                                ROSENTHAL & ROSENTHAL, INC.

                                                BY: /s/ SHELDON KAYE
                                                    --------------------------
                                                    Sheldon Kaye
                                                    Executive Vice President

THE FOREGOING IS ACKNOWLEDGED
AND AGREED TO:

MOVIE STAR, INC.

BY: /s/ SAUL POMERANTZ
    -------------------------
    Saul Pomerantz
    Senior Vice President